NEWBUILDINGS	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
NEWBUILDINGS	NEWBUILDINGS
On June 28, 2023, the Company exercised its option to acquire two newbuild 2-stroke LNG carriers from QCT, affiliates of EPS Ventures Ltd (“EPS”). The state-of-the-art MEGA LNG carriers (the “Newbuild Vessels”) are scheduled to deliver from Hyundai Samho Heavy Industries (“HHI”) in Republic of Korea towards the end of 2024.

Each of the two Newbuild Vessels will be acquired for a total purchase price of approximately $234 million. As of December 31, 2023, our expenditure for the Newbuilds consists of the following:

Successor
(in thousands of $)	December 31, 2023
Shipyard Installments (including option exercise price)	180,687
Onsite Supervision Costs	900
Interest cost capitalized	168
Other Costs	149
Total Newbuildings	181,904

As of December 31, 2023, we have remaining estimated total commitments of approximately $289.9 million, including supervision costs.